UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Lazare Kaplan International Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LAZARE KAPLAN INTERNATIONAL INC. 19 West 44th Street New York, New York 10036 ______________ NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Thursday, November 6, 2008 ______________

          The Annual Meeting of Stockholders of Lazare Kaplan International Inc. will be held on Thursday, November 6, 2008 at 10:00 A.M. at the Sofitel Hotel, 45 West 44th Street, Second Floor, Trocadero Room, New York, New York 10036 for the following purposes:

1.	To elect directors for the ensuing year;

2.	To ratify the appointment of BDO Seidman, LLP as independent registered public accountants for the Company for the fiscal year ending May 31, 2009;

3.	To adopt the Lazare Kaplan International Inc. 2008 Long Term Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on September 8, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

By Order of the Board of Directors,
LEON TEMPELSMAN,

President

New York, New York
October 3, 2008

IMPORTANT

Management invites you to attend the meeting in person, but if you are unable to be present personally, please date, sign and return the enclosed proxy as promptly as possible. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.

LAZARE KAPLAN INTERNATIONAL INC.
19 West 44th Street
New York, New York 10036

___________________

PROXY STATEMENT
___________________

2008 ANNUAL MEETING OF STOCKHOLDERS

          This Proxy Statement is furnished to stockholders of Lazare Kaplan International Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, November 6, 2008 at the Sofitel Hotel, 45 West 44th Street, Second Floor, Trocadero Room, New York, New York 10036 and any adjournment or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the attached Notice of Annual Meeting, the accompanying form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended May 31, 2008 are first being sent to stockholders of the Company on or about October 3, 2008.

          The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on September 8, 2008 (the “Record Date”). On the Record Date, there were issued and outstanding 8,252,679 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). All of such shares are of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder’s name.

          Presence in person or by proxy of holders of 4,126,334 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, (i) the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors, (ii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to ratify the selection of BDO Seidman, LLP as independent auditors for the current fiscal year, (iii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to approve the Lazare Kaplan International Inc. 2008 Long Term Incentive Plan (the “2008 Plan”) and to act on all other matters to come before the Annual Meeting.

          In accordance with applicable law, all stockholders of record on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote “against” the matter, even though a stockholder may interpret such action differently.

          A proxy submitted by a stockholder may also indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares of Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from their beneficial owners. Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of directors and ratification of the appointment of the independent accountants, since such matters are considered to be routine. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “nonvoted shares”) will be considered shares not present and not entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered nonvoted shares).

          A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR (i) the election of the persons nominated herein as directors, (ii) the ratification of the selection of BDO Seidman, LLP as the Company’s independent auditors for the current fiscal year, and (iii) approve the 2008 Plan, as well as in the discretion of the proxies with respect to such other business as properly may come before the Annual Meeting.

          Each proxy granted may be revoked by the person who granted it at any time (i) by giving written notice to such effect to the Secretary of the Company, (ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

1. ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

          Five directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and have qualified. The five nominees for directors consist of persons currently serving as directors of the Company.

          Set forth below are the names, principal occupations and certain other information concerning the nominees.

	Positions and Offices With	Director
Name	Company or Principal Occupation	Since	Age
Maurice Tempelsman	Chairman of the Board of the Company since April	1984	79
	1984; General Partner of Leon Tempelsman &
	Son, an investment limited partnership, since
	January 1984

Leon Tempelsman	Vice Chairman of the Board of the Company since	1984	52
	April 1984; President of the Company since
	April 1986; General Partner of Leon
	Tempelsman & Son since January 1984

Lucien Burstein	Of Counsel, Warshaw Burstein Cohen Schlesinger	1984	86
	& Kuh, LLP, Attorneys since January 1, 2000;
	Secretary of the Company since 1984

Robert A. Del Genio	Member and Co-Founder, Conway Del Genio,	2001	50
	Gries & Co., LLC, Financial Advisors, since
	April 1998

Richard A. Berenson	Business Consultant since 2002; Managing Partner	2003	73
	of Berenson & Company, LLP for more than
	five years prior thereto; Director and Chairman
	of the Audit Committee of Monro Muffler
	Brake, Inc. since 2003

          Unless directed to the contrary, the persons named in the proxy will vote the shares represented thereby FOR the election of the nominees listed above. Management is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, which is not anticipated, the persons named in the proxy will vote for the election of such other person or persons as management may recommend.

          The Company has standing Audit and Compensation Committees of the Board of Directors. The current members of each committee hold office until the next annual meeting of the Board of Directors and until their respective successors have been elected and qualified. The Audit Committee consists of Messrs. Berenson (who serves as Chairman of the Audit Committee), Del Genio and Burstein. The Compensation Committee consists of Messrs. Berenson, Del Genio and Burstein. The Board of Directors does not have a Nominating Committee or a committee performing such functions. Pursuant to Section 804 of the American Stock Exchange’s Company Guide, such a committee is not required. All persons nominated for membership on the Board of Directors are recommended and selected by a majority of the independent directors comprising the then current Board of

Directors. Three members of the Board of Directors, constituting a majority, are considered to be “independent.” These members are Messrs. Berenson, Del Genio and Burstein.

          It is the Company’s policy that all directors are invited to and encouraged to attend Annual Meetings of Stockholders, and all current members of the Board of Directors attended the Annual Meeting of Stockholders held on November 8, 2007.

          The Audit Committee confers with the independent auditors and financial officers of the Company, oversees the Company’s internal controls, audits, financial reporting and compliance programs, recommends to the Board of Directors the independent auditors to be selected to audit the Company’s annual financial statements and oversees the activities of the auditors, reviews reports submitted by the auditors, establishes or reviews and monitors compliance with codes of conduct of the Company, inquires about procedures for compliance with laws and regulations relating to the management of the Company, approves any special assignments given to the independent auditors and reports and makes recommendations to the Board of Directors. The Board of Directors adopted an Amended and Restated Charter for the Audit Committee in August 2004. Messrs. Berenson, Burstein and Del Genio are “independent” members of the Board of Directors as defined by the applicable listing standards of the American Stock Exchange. The Board of Directors has determined that Mr. Berenson is an “audit committee financial expert,” as that term is defined in the rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002. Further information on the responsibilities of the Audit Committee is set forth in the Audit Committee Report below.

          The Compensation Committee is responsible for recommending to the Board of Directors policies with respect to compensation and benefits of the Chairman of the Board and the Vice Chairman of the Board and President of the Company and for fixing the compensation and benefits of the other executive officers of the Company.

          The Company has had a Stock Option Committee, the members of which were Messrs. Berenson, Del Genio and Burstein, which was responsible for administering the Company’s 1997 Long Term Stock Incentive Plan, as amended (the “1997 Plan”). For the period commencing with the adoption of the 2008 Plan, the Compensation Committee will be responsible for administering both the 1997 Plan and the 2008 Plan, including the designation of employees to be granted options, prescribing the terms and conditions of options granted under the 2008 Plan, interpreting the 1997 and 2008 Plans and making all other determinations deemed necessary for the administration of the 1997 and 2008 Plans. The duties of the Compensation Committee are more fully set forth in the section “Compensation Discussion and Analysis” below.

          During the fiscal year ended May 31, 2008, there were four meetings of the Board of Directors, four meetings of the Audit Committee, one meeting of the Compensation Committee and one meeting of the Stock Option Committee. Each incumbent director attended at least 75% of the total number of meetings of the Board and all of the committees thereof on which he served during the fiscal year.

Audit Committee Report

          The Audit Committee has reviewed and discussed with the management of the Company the audited financial statements as of and for the fiscal year ended May 31, 2008. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Communication with Audit Committees), as amended. The Audit Committee has received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with its auditors their independence.

          The Audit Committee functions pursuant to the Amended and Restated Charter referred to above. The Audit Committee discusses with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

          Based upon the Audit Committee’s discussions with management and the independent auditors referred to above and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2008. The Committee has also approved, subject to the shareholders’ ratification, the decision to retain BDO Seidman, LLP (“BDO Seidman”) as the Company’s independent auditors for the fiscal year ending May 31, 2009.

          Each member of the Audit Committee is “independent” under the rules of the American Stock Exchange as currently in effect. In addition, the Board of Directors has determined each of the Audit Committee members to be financially literate and Richard A. Berenson to be a “financial expert,” as that term is defined in Item 401(h) of Regulation S-K.

SUBMITTED BY THE AUDIT COMMITTEE
Richard A. Berenson, Chairman
Robert A. Del Genio
Lucien Burstein

Auditors and Fees

          The Audit Committee selected BDO Seidman as the Company’s independent auditor for the past fiscal year and BDO Seidman was ratified as the Company’s independent auditor at the Company’s Annual Meeting on November 8, 2007.

          During the last three fiscal years ended May 31, 2008, there have been no disagreements with the Company’s independent auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Company’s independent auditors’ satisfaction, would have caused the independent auditors to make reference thereto in the independent auditors’ reports on the financial statements for such years.

          During the last three fiscal years ended May 31, 2008, there have been no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

          The following table shows the fees paid or accrued for audit services and fees paid or accrued for audit-related, tax and all other services rendered by BDO Seidman for each of the last two fiscal years:

	Fiscal Year 2008	Fiscal Year 2007
Audit Fees(1)	$342,456	$263,960
Audit-Related Fees(2)	$125,871	$13,800
Tax Fees(3)	––	––
All Other Fees(4)	$31,669	––

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s public reports or services that are normally provided by BDO Seidman in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of assurance and related services by BDO Seidman that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3) Tax Fees consist of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4) All Other Fees consist of fees billed for products and services provided by BDO Seidman, other than the services reported in the sections above.

Audit Committee Pre-Approval Policy

          The policy of the Audit Committee is to require that all audit and non-audit services to be provided to the Company by the Company’s auditors must be approved by the Audit Committee before such services are provided by the auditors.

Security Ownership

          The following table sets forth information regarding the ownership of shares of the Common Stock as of the Record Date by those persons known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock. All information in the table is based upon reports filed by such persons with the Securities and Exchange Commission and upon responses to questionnaires submitted by such persons to the Company in connection with the preparation of this proxy statement. Except as noted in the footnotes, such persons have indicated that they have the sole power to vote and to dispose of their respective shares of the Common Stock.

	Amount and
	Nature of
Name and Address	Beneficial	Percent
of Beneficial Owner	Ownership	of Class

Maurice Tempelsman(1)	4,565,259	55.3%
19 West 44th Street
New York, New York 10036
Leon Tempelsman(2)	4,906,019	59.4%
19 West 44th Street
New York, New York 10036
Fifth Avenue Group LLC(3)	2,151,103	26.1%
1 Rockefeller Plaza
New York, New York 10020
Dimensional Fund Advisors Inc.(4)	620,301	7.5%
1299 Ocean Avenue
Santa Monica, California 90401
River Road Asset Management, LLC(5)	595,829	7.2%
462 S. 4th Street, Suite 1600
Louisville, KY 40202

(1)

Consists of 1,730,409 shares held by Maurice Tempelsman in three grantor retained annuity trusts (two of which were created on December 21, 2004 and one of which was created on April 9, 2008) of which Leon Tempelsman is the trustee, 6,434 shares owned directly by Maurice Tempelsman, 1,528,416 shares owned by Leon Tempelsman & Son, a New York limited partnership (“LTS”) of which each of Maurice Tempelsman and Leon Tempelsman, as sole general partners, has sole power to vote and dispose, 90,000 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1997 Plan, 30,000 shares which are the subject of options granted to Mr. Tempelsman pursuant to the 2008 Plan and 1,180,000 shares subject to an irrevocable proxy (the “Fifth Avenue Proxy”) from Fifth Avenue Group, LLC, a New York limited liability company (“Fifth Avenue”), given to Maurice and Leon Tempelsman in connection with the transaction described under “Certain Transactions with Fifth Avenue Group”. The Fifth Avenue Proxy is effective until the earlier of (i) January 18, 2010, (ii) the date on which neither Maurice Tempelsman nor Leon Tempelsman shall be the Chief Executive Officer or the President or the Chairman of the Company possessing managerial control over the Company’s operations, subject to the direction of the Board of Directors of the Company or (iii) the date Fifth Avenue beneficially owns more shares of common stock of the Company than Maurice Tempelsman and Leon Tempelsman in the aggregate. Maurice Tempelsman disclaims beneficial ownership of the shares owned directly or as custodian by Leon Tempelsman, shares as to which Leon Tempelsman has been granted a proxy by any family members, and shares that are the subject of currently exercisable options granted to Leon Tempelsman. Fifth Avenue has commenced a legal proceeding against the Company in which it is seeking, among other things, a declaratory judgment that any future purchaser of the Treasury Shares (defined below) would not be subject to the Fifth Avenue Proxy in connection with a private sale. See “Certain Transactions with Fifth Avenue” below.

(2)

Consists of 1,730,409 shares held in three grantor retained annuity trusts for Maurice Tempelsman (two of which were created on December 21, 2004 and one of which was created on April 9, 2008) of which Leon Tempelsman is the trustee, 46,166 shares held by two trusts created by the estate of his late brother-in-law of which Leon Tempelsman is a co-trustee, 97,957 shares owned directly by Leon Tempelsman, 2,240 shares held by the spouse of Leon Tempelsman, 26,816 shares owned by his sister, Rena Speisman, 2,708 shares owned by the estate of her late husband, 32,025 shares owned by his sister, Marcy Meiller, and 34,641 shares owned by Rena Speisman as custodian for her children, as to all of which shares Leon Tempelsman has been granted a proxy. Number and percentage of shares also include 34,641 shares held by Leon Tempelsman as custodian for his children, 130,000 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1997 Plan, 60,000 shares which are the subject of options granted to Mr. Tempelsman pursuant to the 2008 Plan, 1,528,416 shares owned by LTS, of which each of Maurice and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose and the 1,180,000 shares subject to the Fifth Avenue Proxy. Leon Tempelsman disclaims beneficial ownership of the shares owned directly by Maurice Tempelsman and shares that are the subject of currently exercisable options granted to Maurice Tempelsman.

(3)

Consists of shares beneficially owned by Fifth Avenue. Matthew Fortgang and the Revocable Trust for the Benefit of Susan Fortgang dated May 23, 1996, each as members of Fifth Avenue, may be deemed to be a beneficial owner of such shares. Of the 2,151,103 shares, 1,180,000 are subject to the Fifth Avenue Proxy. The information contained herein is based solely on a Schedule 13G, dated January 2, 2002, of Fifth Avenue, as amended through February 26, 2002.

(4)

Consists of shares as to which Dimensional Fund Advisors Inc., a registered investment advisor (“DFA”), possesses voting and/or dispositive power in its role as investment advisor or investment manager to certain registered investment companies and other investment vehicles (the “Funds”). DFA disclaims beneficial ownership of the shares held by the Funds. The information contained herein is based solely on a Schedule 13G/A, dated February 6, 2008, of DFA.

(5)

Consists of shares as to which River Road Asset Management, LLC, a registered investment advisor (“River Road”), possesses voting and/or dispositive power in its role as investment advisor. The information contained herein is based solely on a Schedule 13G, dated February 11, 2008, of River Road.

          The following table reflects as of the Record Date the beneficial ownership of shares of Common Stock of the Company by each of the directors, nominees and executive officers and by all directors and officers as a group (six persons).

	Amount and
Name	Nature of
	Beneficial Ownership	Percent of Class

Maurice Tempelsman(1)(2)	4,565,259	55.3%
Leon Tempelsman(1)(3)	4,906,019	59.4%
Lucien Burstein	1,500	less than 0.1%
Robert A. Del Genio	1,000	less than 0.1%
Richard A. Berenson	1,000	less than 0.1%
William H. Moryto(4)	100,000	1.2%
All directors and officers as a group(1)-(4)	5,175,953	62.7%

(1)	Maurice Tempelsman, the Chairman of the Board and a director of the Company, is the father of Leon Tempelsman.

(2)

Consists of 1,730,409 shares held by Maurice Tempelsman in three grantor retained annuity trusts (two of which were created on December 21, 2004 and one of which was created on April 9, 2008) of which Leon

Tempelsman is the trustee, 6,434 shares owned directly by Maurice Tempelsman, 1,528,416 shares owned by LTS of which each of Maurice Tempelsman and Leon Tempelsman, as sole general partners, has sole power to vote and dispose, 90,000 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1997 Plan, 30,000 shares which are the subject of options granted to Mr. Tempelsman pursuant to the 2008 Plan and 1,180,000 subject to the Fifth Avenue Proxy. Maurice Tempelsman disclaims beneficial ownership of the shares owned directly or as custodian by Leon Tempelsman, shares as to which Leon Tempelsman has been granted a proxy by any family members, and shares that are the subject of currently exercisable options granted to Leon Tempelsman.

(3)

Consists of 1,730,409 shares held in three grantor retained annuity trusts for Maurice Tempelsman (two of which were created on December 21, 2004 and one of which was created on April 9, 2008) of which Leon Tempelsman is the trustee, 46,166 shares held by two trusts created for the estate of his late brother-in-law of which Leon Tempelsman is a co-trustee, 97,957 shares owned directly by Leon Tempelsman, 2,240 shares held by the spouse of Leon Tempelsman, 26,816 shares owned by his sister, Rena Speisman, 2,708 shares owned by the estate of her late husband, 32,025 shares owned by his sister, Marcy Meiller, and 34,641 shares owned by Rena Speisman as custodian for her children, as to all of which shares Leon Tempelsman has been granted a proxy. Also includes 34,641 shares held by Leon Tempelsman as custodian for his children, 130,000 shares which are the subject of currently exercisable options granted to Mr. Tempelsman pursuant to the 1997 Plan, 60,000 shares which are the subject of options granted to Mr. Tempelsman pursuant to the 2008 Plan, 1,528,416 shares owned by LTS, of which each of Maurice and Leon Tempelsman, as the sole general partners, has sole power to vote and dispose and the 1,180,000 shares subject to the Fifth Avenue Proxy. Leon Tempelsman disclaims beneficial ownership of the shares owned directly by Maurice Tempelsman and shares that are the subject of currently exercisable options granted to Maurice Tempelsman.

(4)

Consists of 85,000 shares that are the subject to currently exercisable options granted to Mr. Moryto pursuant to the 1997 Plan and 15,000 shares that are the subject to options granted to Mr. Moryto pursuant to the 2008 Plan.

          Certain Transactions with Fifth Avenue

          On February 11, 2002 (the “Closing Date”), the Company sold to Fifth Avenue an aggregate of 1,305,000 shares of its common stock, par value $1.00 per share (including 1,180,000 shares issued and held in the Company’s treasury (“Treasury Shares”) and 125,000 authorized but unissued shares), at a price of $9.00 per share pursuant to a Stock Purchase Agreement (“SPA”) dated as of January 18, 2002 with Fifth Avenue. The SPA provides for a ten-year standstill period commencing on the Closing Date during which Fifth Avenue and its affiliates and associates will not acquire 24.9% or more of the outstanding shares of common stock of the Company, participate in any proxy dispute involving the Company, transfer their stock of the Company or interests in Fifth Avenue except as provided in the SPA or engage in certain other activities as described in the SPA.

          In connection with, and as a condition precedent to, the closing of the SPA, the Rights Agreement dated as of July 31, 1997 between the Company and ChaseMellon Shareholder Services, LLC (“Rights Agreement”) was modified by an amendment thereto (“Amendment to Rights Agreement”) dated as of January 17, 2002, between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, LLC) (“Mellon”), which, among other things, amended the definition of “Acquiring Person” as it applies only to Fifth Avenue, so that unless and until Fifth Avenue and its affiliates and associates (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934) own beneficially 24.9% (rather than 15% which would have applied without the amendment, which percentage was reduced to 10% pursuant to the Amended and Restated Rights Agreement, dated as of April 24, 2007, between the Company and Mellon) or more of the common stock of the Company, Fifth Avenue will not be deemed an “Acquiring Person” for purposes of such Rights Agreement. Under the Rights Agreement, no person or entity, including Fifth Avenue, will be deemed to be an “Acquiring Person” if such person or entity’s ownership exceeds the percentage threshold solely as a result of a decrease in the number of outstanding shares by virtue of a repurchase of stock by the Company or similar event. Fifth Avenue currently beneficially owns 26.1% of the Company’s shares due to the Company’s share repurchase program, not through acquisitions by Fifth Avenue.

          Simultaneously with the execution and delivery of the SPA, Fifth Avenue, Maurice Tempelsman and Leon Tempelsman (the “Tempelsmans”), entered into a Shareholders Agreement dated as of January 18, 2002 (“Shareholders Agreement”) pursuant to which, Fifth Avenue delivered to the Tempelsmans on the Closing Date an irrevocable proxy to vote the Treasury Shares purchased pursuant to the SPA on the Closing Date, subject to certain limitations, including an eight-year term. See footnotes 1 and 2 to “Security Ownership” under “Election of Directors” above. The Shareholders Agreement also provides, under certain circumstances effective upon the closing of the transactions contemplated by the SPA, that if the Tempelsmans should in the future want to sell all or any portion of their shares of common stock in the Company, Fifth Avenue shall have “tag along” rights and the Tempelsmans shall have “drag along” rights as described in the Shareholders Agreement.

          On September 1, 2006, Fifth Avenue filed a Complaint for a Declaratory Judgment and Other Relief in the Supreme Court of the State of New York, County of New York, against the Company and Mellon Investor Services, the Transfer Agent for the Company. The Complaint seeks, among other things, a declaratory judgment that the Treasury Shares are not “restricted stock” pursuant to Rule 144(k) of the Securities Exchange Act of 1934 and that any subsequent purchaser of such shares would not be subject to the Fifth Avenue Proxy in connection with the private sale. On or about October 8, 2006, the Company filed an Answer and Counterclaims denying all allegations of wrongdoing, denying Fifth Avenue’s entitlement to the declaratory judgment and other relief it seeks, and asserting various affirmative defenses. The Company also asserted three counterclaims against Fifth Avenue, seeking a declaratory judgment, an injunction, and an award of attorneys’ fees, based on the Company’s contention that intended sale of certain other shares of the Company’s stock which it owns is subject to the Company’s contractual rights of consent and first refusal, and cannot proceed without affording the Company such rights. Since the filing of the Company’s Answer and Counterclaims, there has been no discovery or other activity in this action.

Section 16(a) Beneficial Ownership Reporting Compliance

          Based solely upon a review of Forms 4 filed with the Securities and Exchange Commission under the Exchange Act and a review of written representations received by the Company, no person who at any time during the fiscal year ended May 31, 2008 was a director, executive officer or beneficial owner of more than 10% of the outstanding shares of Common Stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

Compensation Discussion and Analysis

Background and Overview

          The following Compensation Discussion and Analysis describes the material elements of compensation for the Company’s executive officers. The Company’s executive compensation program (other than as it relates to stock options) is administered by the Compensation Committee of the Board of Directors, and the 1997 Plan and 2008 Plan are now administered by the Compensation Committee. As detailed above, the Compensation Committee is currently comprised of all of the independent directors. The Compensation Committee does not have a charter. The Compensation Committee annually recommends the cash compensation and benefits for the Chairman and the Vice Chairman and President and fixes the cash compensation and benefits for the other executive officers of the Company. Following the Compensation Committee’s review, approval and recommendation, all matters relating to compensation for the executive officers (other than as it relates to stock options) are submitted to the full Board for approval. In its administration of the 1997 Plan and 2008 Plan, the Compensation Committee, in its sole discretion, determines option recipients, who include the executive officers, and the number of shares subject to each option. The Company engaged Mercer Human Resource Consulting, Inc. (“Mercer”) to provide a report assessing the Company’s executive officer and outside director compensation competitiveness. The Company intends to consider the results of the report in determining compensation for its executive officers and outside directors during fiscal year 2009.

Compensation Policies and Objectives

          During Fiscal 2008, the following policies were used by the Compensation Committee to set a general framework within which specific compensation decisions were made:

  The Company’s executive pay program is intended to attract and retain top management talent and to motivate and reward performance.

  Incentive compensation varies with relative Company performance and a given individual’s contribution to that performance.

  The 2008 Plan is designed to reinforce and encourage achievement of the Company’s short-term and long-term financial and strategic goals by aligning the interests of certain key Company employees and the Company’s stockholders.

Elements of Compensation

Base Salary

          The Compensation Committee determines base salary levels by evaluating individual performance with specific input from the President (excluding input for his own performance). Increases in base salary are based upon periodic evaluations of such factors as demonstrated leadership ability, competitive trends within the industry, level of responsibility, and overall perceived future contribution to the Company. In connection with the compensation of Leon Tempelsman as President of the Company, the Compensation Committee maintains the belief that Mr. Tempelsman’s compensation still stands below the compensation of executives with similar responsibilities in companies of similar size. The Compensation Committee continues to recognize Mr. Tempelsman’s contribution to the overall management of the Company and the Company’s retention and expansion of its strategic and market positions in the world diamond market.

Cash Bonus

          Bonus payments are recommended to the Board by the Compensation Committee for employees it felt performed exceptionally during the past year. This component of the compensation package is designed to reward past performance and encourage similarly exceptional future performance. Bonuses are paid after the end of the calendar year to which they relate.

Matching 401(k) Plan

          The Company offers all full-time employees in the United States and Puerto Rico, including the executive officers, the opportunity to participate in a matching 401(k) plan. The Company will match employee contributions in an amount equal to $.50 for every pre-tax dollar contributed by the employee up to a maximum of 6% of the first $20,000 of the employee’s compensation, provided the Company’s pre-tax earnings exceed $3.5 million for the fiscal year ending within the calendar year to which the matching contribution relates. For the year ended December 31, 2007, the Company made no matching contributions.

Stock Option Grants

          The Company periodically grants stock options in order to provide certain of its key employees with a long-term incentive award as part of a competitive total compensation package, and to reward them for their contribution to the ongoing process of achieving the Company’s long-term goals. These grants are also intended to align the interests of the Company’s key employees with those of the stockholders, thereby encouraging these employees to increase stockholder value. During Fiscal 2008, no options were granted under the 1997 Plan.

          Under the 2008 Plan, the Compensation Committee, in its sole discretion, determines option recipients and the number of shares subject to each option. In determining the number of shares to be covered by each option, the Compensation Committee takes into account the present and potential contributions of the respective participants to the success of the Company, the anticipated number of years of effective service remaining and such other factors as the Compensation Committee deems relevant in connection with accomplishing the purposes of the 2008 Plan.

          Each option granted under the 1997 Plan and the 2008 Plan expires ten years after the date of grant and is exercisable at the fair market value of the shares subject to the option on the date of grant; except that incentive stock options granted to any person who, at the time the option is granted, owns stock possessing more than 10% of the combined voting power of all classes of the stock of the Company, expire five years after the date of grant and are exercisable at 110% of the fair market value of the shares subject to the option on the date of grant.

Retirement Benefit Plans

          Effective January 1, 2005, the Company adopted a Supplemental Executive Retirement Benefit Plan for the benefit of William H. Moryto and amended the Supplemental Executive Retirement Benefit Plan it had established in 1997 for the benefit of Leon Tempelsman. (Each of these Supplemental Executive Retirement Benefit Plans will be referred to herein as a “SERP”).

          The Company purchased individual whole life insurance policies on the lives of Mr. Tempelsman and Mr. Moryto that call for annual premiums of $60,000 and $50,000, respectively. Each of Mr. Tempelsman and Mr. Moryto has the right to name the person to whom his share of the death benefit under the policy on his life is to be paid. Each policy is designed to continue in force after Mr. Tempelsman or Mr. Moryto attains the age of 65 without any further premium payments. The Company has the right to name itself as the person to which the entire death benefit under a policy is to be paid, in which case it will be required, as described below, to pay the Executive’s estate a sum equal to 158% of the portion of the death benefit under the policy to which his beneficiary would have been entitled absent such election. Each SERP permits the Company to access the cash surrender value of the related life insurance policy (either through withdrawals or policy loans) in order to fund the retirement benefits payable to Mr. Tempelsman or Mr. Moryto, and the Company expects to do so.

          If at the time of Mr. Tempelsman’s or Mr. Moryto’s death, (i) he had retired from the Company and had neither attained the age of 65 nor become “Change in Control Vested” (as described below) by the time of his retirement, (ii) he had been fired for cause, (iii) he had received a “Change in Control Payment” (as described below), or (iv) the Company had named itself sole beneficiary under the policy on his life, the Company will receive the entire death benefit under that policy. Otherwise, the Company will receive a portion of that death benefit equal to the aggregate premiums it paid under the policy and the estate of Mr. Tempelsman or Mr. Moryto will receive the balance of that death benefit.

          If Mr. Tempelsman or Mr. Moryto (i) retires after attaining the age of 65, (ii) retires prior to attaining age 65 at a time when he is “Change in Control Vested,” or (iii) is fired without cause, he will receive a retirement benefit during his “retirement period” (i.e., a period which, at his option can range between ten and twenty years) in an aggregate amount approximately equal to 158% of the sum of (x) the amount by which the cash value of the related policy at the close of the year in which he retires (or the cash value the policy would have if the Company had paid all of the annual premiums, when due, and had not accessed any portion of the cash surrender value) exceeds the amount necessary to purchase, on the last day of his retirement period, a paid-up policy on his life equal to the aggregate premiums the Company paid prior to that day; and (y) all of the dividends earned on the related policy during the retirement period.

           If any of the conditions described in the preceding paragraph have been satisfied on or before Mr. Tempelsman’s or Mr. Moryto’s date of death, but if the Company has named itself sole beneficiary under the related policy, his estate will receive a sum equal 158% of the amount by which the death benefit paid to the Company (or, if greater, the death benefit that would have been paid if the Company had paid all of the annual premiums, when due, and had not accessed any portion of the cash surrender value except to fund retirement benefits) exceeds the aggregate premiums it paid under that policy. If the issuer of a policy, on account of financial distress, is unable to provide the Company with funding for a SERP, the Company will be obligated to pay Mr. Tempelsman or Mr. Moryto a series of reduced retirement benefit payments during his retirement period and look to the issuer for reimbursement.

          The Company will pay Mr. Tempelsman and Mr. Moryto an annual bonus in an amount equal to the income tax payable by each on the value of the term insurance protection received by him in such calendar year. These bonuses will continue under most circumstances until each attains the age of 75.

          Mr. Tempelsman’s and Mr. Moryto’s rights under his SERP in the event of a change of control depend on whether the transaction is a “Nonstatutory Change in Control” (i.e., a transaction which results in a person or group acquiring between a 30% and 50% stake in the Company’s voting power) or a “Statutory Change in Control” (i.e., a transaction which results in a person or group acquiring more than a 50% stake in the Company’s voting power).

          Mr. Tempelsman’s and Mr. Moryto’s rights under his SERP will fully vest if he becomes “Change in Control Vested” by working for two full years following a Nonstatutory Change in Control and then quitting prior to the fourth anniversary of that transaction or within the first two years following a subsequent Nonstatutory Change of Control. In such case, he will generally be treated for purposes of the SERP as if he continued to work for the Company until attaining the age of 65 and then retired. Mr. Tempelsman’s and Mr. Moryto’s rights under his SERP will fully vest if he becomes “Change in Control Vested” by working for one full year following a Statutory

Change in Control and then quitting. In such case, he will generally be treated for purposes of the SERP as if he continued to work for the Company until attaining the age of 65 and then retired.

          If the Company enters into a transaction which would result in a Nonstatutory Change in Control and fails to receive a guarantee of its obligations under a SERP from the acquiror or a direct or indirect parent of the acquiror which has a net book value (or net worth) of at least $250 million, the Company will be obligated to deposit an amount into a segregated account described below as if the transaction had been a Statutory Change in Control.

          Upon a Statutory Change in Control, the Company will be obligated to deposit into a segregated account a sum equal to the present value (determined at the time of such Statutory Change in Control using a 4% discount rate) of the payments he would receive under the SERP if (i) the dividend rate earned on the related policy for all years beginning after the Statutory Change in Control were the greater of 6.5% or the actual average rate earned on that policy during the three-year period ending with the close of the immediately preceding year, and (ii) he received his retirement benefits over a 240-month period starting with the month in which he attained the age of 65 and died on his 85th birthday. Amounts held in this account can be used only to fund premiums and to pay amounts due to the Executive under the SERP.

          If Mr. Tempelsman or Mr. Moryto were fired without cause at any time prior to the Statutory Change in Control or could, by quitting become Change in Control Vested at the time of the Statutory Change in Control, he would be entitled to receive the amount described above (determined as at the date of such Statutory Change in Control) promptly following the transaction. If he is not entitled to receive such amount at the time of the Statutory Change of Control, he would become entitled to receive it upon the earlier of (i) the first day on which he could become Change in Control Vested by quitting, (ii) being fired without cause following such Statutory Change in Control, or (iii) the Company violating certain covenants relating to the account and the insurance policy. In such case, such amount will be determined as at the date of the relevant event. Payments due under the foregoing arrangement will bear late interest at the rate of 18% per year.

Executive Compensation

Summary of Compensation

          The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company’s chief executive officer and the other most highly compensated executive officers of the Company during the fiscal year ended May 31, 2008.

							Change in Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings($)	Compensation
Position		($)	($)	($)	($)	($)		($) (1)	Total ($)

Maurice	2008	$319,500	$0	$0	$0	$0	$0	$0	$319,500
Tempelsman,
Chairman of the
Board	2007	$337,250	$0	$0	$0	$0	$0	$0	$337,250

Leon
Tempelsman,	2008	$486,000	$0	$0	$0	$0	$0	$26,528	$512,528
Vice Chairman of
the Board and
President	2007	$513,000	$0	$0	$0	$0	$0	$12,899	$525,899

William H.
Moryto, Vice	2008	$384,167	$60,000	$0	$0	$0	$0	$4,592	$448,759
President and
Chief Financial
Officer	2007	$377,000	$0	$0	$0	$0	$0	$4,442	$381,442

(1)

Includes (i) premiums paid by the Company on an individual life insurance policy purchased by the Company and (ii) an amount sufficient to reimburse the Executive for the federal, state and local income tax payable by him on account of the insurance policy on his life maintained by the Company under the Retirement Benefit Plan and on account of receipt of such reimbursement. See “Potential Payment Upon Termination or Change of Control,” below.

Grants of Plan Based Awards

          The Company did not grant any stock options during Fiscal 2008. The Company also did not grant any stock appreciation rights during Fiscal 2008.

Outstanding Equity Awards at Fiscal Year-End

          The following table contains information concerning the number and value of exercisable and unexercisable options as well as the number and value of unvested restricted stock awards at May 31, 2008.

	Option Awards				Stock Awards

	Number of	Number of			Number of	Market
	Securities	Securities			Shares or	Value of
	Underlying	Underlying			Units of	Shares or
	Unexercised	Unexercised			Stock That	Units of
	Options –	Options –	Option	Option	Have Not	Stock That
	Number	Number	Exercise	Expiration	Vested	Have Not
Name	Exercisable(1)	Unexercisable	Price ($)	Date	(#)	Vested ($)
Maurice	40,000	—	$8.80	4/8/09	—	—
Tempelsman	50,000		$10.56	4/12/10

Leon Tempelsman	60,000	—	$8.80	4/8/09	—	—
	70,000		$10.56	4/12/10

William H. Moryto	10,000	—	$9.00	5/15/10	—	—
	10,000		$5.00	12/27/10
	20,000		$6.55	4/10/12
	15,000		$5.48	4/17/13
	15,000		$7.00	5/12/14
	15,000		$9.60	4/12/15

(1)           All shares underlying each recipient’s unexercised options have vested.

Option Exercises and Stock Vested

           In Fiscal 2008, no options were exercised by and no stock awards vested for the executive officers named in the Summary Compensation Table above.

Pension Benefits

          The following table sets forth information regarding pension benefits for the executive officers named in the Summary Compensation Table above.

Pension Benefits
			Present Value of
		Number of Years	Accumulated	Payments During
Name	Plan Name	Credited Service (#)	Benefit ($)(1)	Last Fiscal Year ($)
Maurice Tempelsman	__	__	__	__

Leon Tempelsman	Leon Tempelsman	NA	$2,191,962	$0
	SERP
William H. Moryto	William H. Moryto	NA	$1,597,064	$0
	SERP

(1)

The accumulated benefit is based on the SERP’s provisions and applicable statutory and regulatory requirements, without regard to the executive officer’s historical compensation or length of service. The present value has been calculated assuming the named executive officer will remain in service until age 65 and then retires and dies upon attaining age 85. The present value has been calculated at discount rate of 4 percent.

Potential Payment Upon Termination or Change in Control

          As described above under “Retirement Benefit Plans,” the Company adopted SERPs for Messrs. Leon Tempelsman and William Moryto. The value of benefits upon termination or change in control under the SERPs under certain circumstance is detailed in the table below.

			“Nonstatutory” Change in		“Statutory” Change in
	No Change in Control		Control		Control

Retirement
				Retirement On		on or After
				or After		First
				Second		Anniversary
	Non-Causal		Non-Causal	Anniversary of	Non-Causal	of
	Termination		Termination	“Nonstatutory”	Termination	“Statutory”
Executive	of	Normal	of	Change in	of	Change in
Officer(1)	Employment	Retirement	Employment	Control	Employment	Control

Leon	$5,057,419(2)	$5,057,419(2)	$5,057,419(2)	$5,057,419(2)	$2,191,962(3)	$2,279,641(4)
Tempelsman

William Moryto	$4,097,254(2)	$4,097,254(2)	$4,097,254(2)	$4,097,254(2)	$1,597,064(3)	$1,660,947(4)

(1)	Unless otherwise specified, all amounts have been calculated based upon termination (whether voluntary or involuntary) of an executive officer’s employment on May 31, 2008.

(2)

The foregoing assumes that the named executive officer (i) elects a 10-year payout starting at age 65, and (ii) dies upon attaining age 85. The term “normal retirement” refers to retirement at age 65. Based on the foregoing assumptions, (i) approximately $3,538,201 of the total amount payable to Mr. Tempelsman is payable over a 10-year period beginning in 2021, with the balance payable in 2041 and (ii) approximately $2,953,493 of the total amount payable to Mr. Moryto is payable over a 10-year period beginning in 2024, with the balance payable in 2044.

(3)	Approximate net present value payable in a lump sum at date of termination or, if later, at the date of Change in Control.

(4)	This amount assumes the named executive officer retires on May 31, 2009.

Employment Contracts and Termination of Employment and Change in Control Arrangements

          Except for an employment letter dated as of May 15, 2000 between Mr. Moryto and the Company setting forth the terms of his at-will employment relationship, the Company has no other employment contract with any of its executive officers named in the Summary Compensation Table. Mr. Moryto and the Company have also entered into a non-competition agreement effective as of May 15, 2000 pursuant to which he has agreed not to compete with the business of the Company or engage in the other activities referred to therein for a period of nine months following the termination of his employment. In consideration of his entering into such agreement, the Company has agreed to make payments equivalent to nine months of his then current compensation and to continue to provide insurance benefits in the event of the termination of his employment by the Company other than for cause, such amount to be paid in accordance with the Company’s normal payroll practices.

          The incentive stock options granted by the Company to its executive officers provide that if employment with the Company is terminated for any reason other than retirement, the options must be exercised within the earlier of the balance of the option period or three months from the date of termination (one year in the case of termination as a result of death, disability or retirement following ten years of employment) unless otherwise extended by the Stock Option Committee. No option shall be exercisable by a participant after termination of employment or association for cause. Other than the 1997 Plan and the 2008 Plan, the Company does not have any program providing compensation to its executive officers that is intended to serve as an incentive for performance to occur over a period longer than one fiscal year. For a full description of the change in control provisions contained in the SERPs see the discussion of such provisions in “Retirement Benefit Plans” above.

Director Summary Compensation

          The following table discloses the cash, equity awards and other compensation earned, paid or awarded, to each of the Company’s current directors during the fiscal year ended May 31, 2008.

	Fees Earned or
	Paid in Cash	Stock	Option	All Other
Name(1)	($)	Awards	Awards	Compensation(2)	Total

Lucien Burstein	$25,000	—	—	—	$25,000

Robert A. Del
Genio	$25,000	—	—	—	$25,000

Richard A.
Berenson	$40,000	—	—	—	$40,000

(1)      Maurice Tempelsman and Leon Tempelsman do not receive a fee for their service on the Board and, as executive officers of the Company; their compensation is fully reflected in the Summary Compensation Table.

(2)      Perquisites for any individual director were less than $10,000 in value.

          For the fiscal year ended May 31, 2008, all outside directors received a fee equal to $6,250 per quarter, except for Mr. Berenson, who received an additional $3,750 per quarter for serving as Chairman of the Audit Committee. The Company did not have a stock or option award plan for its directors for the fiscal year ended May 31, 2008. Maurice Tempelsman and Leon Tempelsman do not receive a fee for their service on the Board and, as executive officers of the Company; their compensation is fully reflected in the Summary Compensation Table. Mr. Burstein does not receive any compensation for serving as the Secretary of the Company and credits his director’s fee against the legal fees of his firm incurred by the Company for each period for which a directors’ fee is paid.

Compensation Committee Interlocks and Insider Participation

          The Compensation Committee of the Board of Directors consists of Richard A. Berenson, Robert Del Genio and Lucien Burstein. Messrs. Berenson and Del Genio are not officers or employees of the Company. Mr. Burstein is the Secretary of the Company and of counsel to the law firm of Warshaw Burstein Cohen Schlesinger & Kuh, LLP, which firm serves as counsel to the Company. Mr. Burstein does not receive any compensation for serving as the Secretary of the Company and credits his director’s fee against the legal fees of his firm incurred by the Company for each period for which a director’s fee is paid. None of Messrs. Berenson, Del Genio or Burstein is affiliated with any principal stockholder of the Company.

Compensation Committee Report

     The Compensation Committee does hereby state that:

(A)	As, required by Item 402(b) of Regulation S-K, the Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with the Company’s management; and

(B)	Based on the review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement.

Submitted by the Compensation Committee: Richard A. Berenson Lucien Burstein Robert A. Del Genio

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this proxy statement into any filing under the Securities Act or under the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

Communications with Directors

          The Board of Directors has provided for a formal process for shareholders to send communications to the Board. In order to communicate with the Board of Directors, any individual director or the non-management directors, correspondence should be addressed to the Board of Directors or any such individual director or the non-management directors by either name or title. All such correspondence should be sent “c/o Secretary of the Company” at the Company’s office at 19 West 44th Street New York, New York 10036. All communications received as set forth in the preceding paragraph will be opened by the office of the Company’s Vice President and Chief Financial Officer for the sole purpose of determining whether the contents represent a message to the directors of the Company. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or the non-management directors, the Vice President and Chief Financial Officer’s office will make sufficient copies of the contents to send to each director who is a member of the group to which the communication is addressed.

Code of Ethics

The Board has adopted a Code of Ethics for the Company’s President and senior financial officers, as required by the rules of the American Stock Exchange, and the Company has in place a Code of Ethics in the Conduct of the Company’s Business for the Company’s directors, officers and employees. The Company filed its Code of Ethics as Exhibit 14 to its Form 10-K Annual Report for the fiscal year ended May 31, 2004, as provided by rules of the Securities and Exchange Commission. The Company will provide to any person without charge, upon written request to the Company at the Company’s office at 19 West 44th Street New York, New York 10036, a copy of the Code of Ethics.

Transactions with Related Persons

          It is the Company’s policy not to enter into any transactions with one of its executive officers, directors or director nominees, or stockholders known to beneficially own over 5% of a class of its voting stock or their related persons, unless the transaction is approved by a majority of the Company’s disinterested directors after a full disclosure.

2. RATIFICATION OF THE APPOINTMENT OF AUDITORS
(Item 2 on the Proxy Card)

The Board of Directors has appointed the firm of BDO Seidman as independent auditors for the Company and its subsidiaries for the fiscal year ending May 31, 2009 and recommends that the stockholders ratify that appointment. If a majority of the shares are not voted in favor of ratification, the Board will consider the appointment of other auditors for the ensuing fiscal year. The Board is advised that there is and has been no relationship between BDO Seidman and the Company or any of its subsidiaries other than the rendition of professional services. A representative of BDO Seidman is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN.

3. ADOPTION OF THE LAZARE KAPLAN INTERNATIONAL INC. 2008 LONG TERM INCENTIVE
PLAN
(Item 3 on the Proxy Card)

          Because no new options may be granted under the 1997 Plan, the Company is now submitting to its shareholders for their approval of the 2008 Plan. The 2008 Plan is designed to further and promote the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract, retain and motivate key employees, directors and other service providers, and to align the interests of such individuals with those of the Company’s shareholders. Additionally, the 2008 Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a one-company perspective. To do so, the 2008 Plan offers performance-based and equity-based incentives to provide such key employees, directors and other service providers with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

          As of May 31, 2008, there were outstanding 830,751 stock options with an average exercise price of $8.06 and an average remaining term of 4.21 years under the 1997 Plan.

          A summary of the 2008 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2008 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2008 Plan

Administration

          The 2008 Plan will be administered by the Compensation Committee of the Board. All of the members of the Compensation Committee are (i) “Non-Employee Directors” as defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934, as amended, (ii) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) independent under the rules of the American Stock Exchange (provided, however, that the mere fact that the Compensation Committee fails to meet one of these requirements will not invalidate an award otherwise made under the 2008 Plan).

          The Compensation Committee will have the authority to designate participants, determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; accelerate the exercisability or vesting of any award; extend the period during which an award is exercisable; and make all other decisions and determinations that may be required under the 2008 Plan.

Eligibility

          The Compensation Committee may select as a participant in the 2008 Plan any employee, non-employee Director or any other individual providing services to the Company who is selected by the Compensation Committee to receive an award. Awards may be made to any participant regardless of whether or not they have received prior awards under the 2008 Plan or under any other plan, and whether or not they are participants in the Company’s other benefit plans.

Permissible Awards

          The 2008 Plan authorizes the granting of awards in any of the three (3) following forms:

          (1) Stock Options. A stock option (“Option”) is the right to purchase, in the future, shares of Common Stock at a set price. Under the 2008 Plan, an Option may be (i) an Incentive Stock Option (“ISO”), which is any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code; or (ii) a Non-Qualified Stock Option (“NQSO”), which is any Option that is not an ISO. The purchase price of shares subject to any Option must not be less than the fair market value of a share on the date of the grant of the Option, unless the Compensation Committee, after consultation with the Company’s legal and tax advisors, determines otherwise. Fair market value is defined (i) for purposes of setting the exercise price of a share of Common Stock subject to an ISO, the fair market value of the share, as determined in accordance with Sections 422(c)(1) and (7) of the Code and the Treasury Regulations promulgated thereunder; and (ii) for purposes of setting the exercise price of a share of Common Stock subject to a NQSO, the fair market value of the share, as determined in accordance with Section 1.409A -1(b)(5)(iv) of the Treasury Regulations.

          The term of each Option shall be such period of time as is fixed by the Compensation Committee at the time of grant; provided, however, that the term of any ISO shall not exceed ten (10) years from the date of grant and five (5) years in the case of an Option granted to a participant who owns ten (10%) percent or more of the combined total voting power of the Company.

          (2) Performance Awards. The Compensation Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the Company or participant during a performance period.

          (3) Restricted Shares. A Restricted Share is an award of a share of Common Stock subject to certain restrictions and conditions imposed by the Compensation Committee, which may include the attainment of specified performance goals. Restricted Shares restrict transfer of the shares received and affect the timing of the tax consequences on the transaction. Except as otherwise determined by the Compensation Committee, participants receiving Restricted Shares have all of the rights of a stockholder, including the right to vote Restricted Shares and receive dividends thereon.

Shares Available for Awards

          The Board has reserved 750,000 shares of Common Stock which may be used in connection with awards under the 2008 Plan, plus any shares as may be increased as described under “Adjustments” below. The Compensation Committee has granted an aggregate of 105,000 options to employees and officers, subject to stockholder approval of the 2008 Plan.

Adjustments

          In the event of any change affecting the capital structure of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination, exchange of shares or otherwise, the Board shall authorize and make such adjustments to (i) the aggregate number of shares of Common Stock for which Awards may be granted and (ii) the number of shares of the Common Stock covered by any outstanding Award and the exercise price or other price payable for a share of Common Stock underlying any outstanding Award, in each case as it deems necessary or desirable to reflect such change; provided each such adjustment with respect to an ISO shall comply with the rules of Section 424(a) of the Code and shall not render any outstanding Option a NQSO.

Change of Control

          In the event of a Change of Control (as such term is defined in the 2008 Plan), all outstanding awards still subject to restrictions or limitations become fully exercisable at the time of the Change of Control, unless the participant waives or defers his right to the lapse of restrictions or limitations.

Termination, Suspension and Modification

          The Board may suspend or terminate the 2008 Plan (or any portion thereof) at any time and may amend the 2008 Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment shall, without shareholder approval to the extent required by law or the rules of the American Stock Exchange, (i) except as provided therein, materially increase the number of shares of Common Stock which may be issued under the 2008 Plan; (ii) materially modify the requirements as to eligibility for participation in the 2008 Plan; (iii) materially increase the benefits accruing to Participants under the 2008 Plan; or (iv) extend the termination date of the 2008 Plan. No such amendment, suspension or termination shall (i) materially adversely affect the rights of any Participant under any outstanding Award, without the consent of such Participant, or (ii) make any change that would disqualify the 2008 Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by SEC Rule16b-3, or any successor thereto, or (B) the benefits provided under Section 422 of the Code or any successor thereto; provided, however, that no amendment, suspension, or termination shall be effected if it would violate Section 409A of the Code, to the extent such Section applies to the portion(s) of this Plan being amended, suspended and/or terminated.

No awards may be granted under the 2008 Plan after August 25, 2018.

Withholding Taxes

          The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the 2008 Plan.

Federal Income Tax Consequences

          The following discussion summarizes the material federal income tax consequences of participation in the 2008 Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee, director or other service provider. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local and foreign tax consequences.

Stock Options

          The grant of an option will generally not be a taxable event to the recipient and will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is an NQSO or an ISO.

          Upon the exercise of an NQSO, the participant will generally recognize compensation income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a “corresponding” deduction (i.e., a deduction of an equivalent amount for its taxable year that includes the exercise date). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be charged to the participant as capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

          A participant will generally not recognize compensation income for regular income tax purposes (and the Company will not be allowed a corresponding deduction) upon the exercise of an ISO while he is an employee or within three months following termination of his employment (longer, in the case of disability or death), but will recognize compensation income for alternative minimum tax purposes equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The exercise of an ISO at any other time will be treated as if the ISO were an NQSO. An ISO will also be treated as an NQSO to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000 in any one year.

          If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss (measured for alternative minimum tax purposes by the difference between the amount received and the exercise price, increased by the amount of compensation income recognized at the time of exercise) will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.

          If the participant uses shares of Common Stock to pay for the exercise of an Option, such participant will not recognize gain or loss on account of such use unless such shares were acquired under an ISO and their use in payment of the exercise price occurred prior to the expiration of the applicable one-year or two-year holding periods.

Restricted Shares

          A participant who receives Restricted Shares will generally recognize ordinary income at the time that they “vest,” i.e., when they are no longer subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the Common Stock at the time the shares vest, less the amount, if any, paid for the shares. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is nonvested will be compensation income to the participant (and generally deductible by the Company). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock. The holding period for this purpose will begin on the date following the date the shares vest.

          In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as compensation income the excess of the fair market value of the Restricted Shares at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse) and the amount, if any, paid therefor and the Company will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to the Company. Any gain or loss upon a subsequent forfeiture of the Restricted Shares, measured by the difference between the sale price and the amount received by the participant upon forfeiture, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

Section 162(m)

          Section 162(m) of the Code generally allows the Company to obtain tax deductions for performance-based compensation subject in some cases to a cap of $1,000,000. The Company intends that awards granted under the Plan will qualify as performance-based compensation not subject to Section 162(m)’s $1,000,000 deductibility cap and the 2008 Plan contains special provisions that are intended to enable the Committee, if it so chooses, to make awards that will qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances.

Plan Benefits

          For services rendered during fiscal 2007, our current executive officers as a group received no stock options or restricted shares.

Vote Required

          Approval of the 2008 Plan requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the annual meeting and entitled to vote. Abstentions from voting on this matter will have the same effect as votes against ratification. Broker non-votes will be treated as shares not present and entitled to vote.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2008 LONG TERM INCENTIVE PLAN.

4. OTHER BUSINESS

          As of the date hereof, the Board of Directors does not know of any matter which will come before the meeting other than the business specified in the foregoing notice of meeting. However, the enclosed proxy gives discretionary authority if any other matters are presented at the meeting or any adjournment thereof and it is intended that the persons named in the proxy will vote in accordance with their best judgment.

Solicitation of Proxies

          Solicitation of proxies is being made by the Board of Directors through the mail, in person, and by telegraph and telephone. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to obtain voting instructions from the beneficial owners and will pay their expenses for so doing. The cost of soliciting proxies will be borne by the Company.

Stockholder Proposals for the 2009 Annual Meeting of Stockholders

          Stockholders who wish to have proposals included in the proxy statement and form of proxy to be furnished by the Board of Directors in connection with the Company’s 2009 Annual Meeting of Stockholders must submit such proposals so that they are received by the Company no later than June 5, 2009. Please direct such proposals to the attention of the Secretary of the Company.

Householding Notice

          The SEC has adopted rules that allow the Company to deliver a single copy of each of the annual report, proxy statement and other documents related to a shareholder meeting to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family. This procedure is referred to as “householding.”

          If you share the same last name and address with one or more shareholders, unless the Company receives contrary instructions from you (or from one of these other shareholders), you and all other shareholders who have your last name and live at the same home address will receive only one copy of any of the Company’s annual report, proxy statement for Annual Meeting of Shareholders and other documents the Company files and delivers in connection with any other meeting of shareholders. A separate proxy card for each registered shareholder who shares your last name and lives at your home address will be included with householded materials.

          If you participate in householding but wish to receive a separate copy of this proxy statement or annual report to shareholders for any reason, the Company will deliver a separate copy of these documents to you promptly upon your written or oral request. Such requests should be directed to “c/o Secretary of the Company” at the Company’s office at 19 West 44th Street New York, New York 10036. You may opt out of householding at any time prior to 30 days before the mailing of proxy materials each year, which you can measure by reference to the date 30 days before the mailing date of the proxy statement for the prior year’s Annual Meeting.

          If the Company does not hear from you by the deadlines described above, you will be deemed to have consented to the delivery of only one set of these documents to your household for future meetings. The Company intends to household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

          Your participation in the householding program is encouraged. It will reduce the volume of duplicate information received at your household as well as the cost to us of preparing and mailing duplicate materials. As an alternative to householding, you may wish to receive documents electronically. Instructions for consenting to electronic delivery are described on the Proxy Card under the heading “Electronic Delivery of Proxy Materials.” If you consent to electronic delivery, we will not be householding so you need not call the phone number above to object to householding.

          The Company has been notified that some brokers and banks will household proxy materials. If your shares are held in “street name” by a broker, bank or other nominee, you may request information about householding from your bank, broker or other holder of record.

By order of the Board of Directors,

LEON TEMPELSMAN,
President

New York, New York
October 3, 2008

APPENDIX A

LONG TERM INCENTIVE PLAN

OF

LAZARE KAPLAN INTERNATIONAL INC.

Effective as of August 25, 2008

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ii

PRELIMINARY STATEMENT

          The purpose of this Plan is to further and promote the interests of Lazare Kaplan International Inc. (the “Company”) and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees, directors and other service providers, and to align the interests of such individuals with those of the Company’s shareholders. Additionally, this Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a one-company perspective. To do so, this Plan offers performance-based and equity-based incentives to provide such key employees, directors and other service providers with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

ARTICLE I

DEFINITIONS

          Section 1.1 Definitions. Whenever used in this instrument, the following terms have the respective meanings set forth in this Section 1.1.

           “Associate” means a person who is associated with the Company as a director, or as a consultant, advisor or other service provider, but who is not an Employee.

           “Award” means an award, grant or issuance made to a Participant under Article V, Article VI and/or Article VII.

          “Award Agreement” means an agreement executed by a Participant pursuant to Section 3.4 in connection with the granting of an Award.

          “Beneficiary” means the person, persons, trust or trusts, or other entity or entities which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts, or other entity or entities entitled by will or the laws of descent and distribution to receive such benefits.

          “Board” means the Board of Directors of the Company, as constituted from time to time.

          “Change in Control” means, a “change in the ownership” with respect to the Company, a “change in effective control” with respect to the Company or a “change in the ownership of a substantial portion of the assets” of the Company (in each case as determined in accordance with subpart B of Part IV of Notice 2005-1 issued by the Internal Revenue Service or any Treasury Regulation promulgated by the Internal Revenue Service to carry out the purposes of Section 409A of the Code).

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          “Code” means the Internal Revenue Code of 1986, as amended, or any corresponding provisions of any subsequent federal revenue law.

          “Common Stock” means the common stock of the Company.

          “Company” means Lazare Kaplan International Inc., a Delaware corporation, its successors and assigns.

          “Compensation Committee” means the committee appointed pursuant to Section 2.1 to manage and administer this Plan.

          “Disability” means, with respect to a Participant, any medically determinable physical or mental impairment that the Committee, on the basis of competent medical evidence, reasonably determines has rendered or will render the Participant permanently and totally disabled within the meaning of Section 422(c)6) of the Code.

           “Employee” means a person who performs services as an employee (within the meaning of Section 3401(c)(6) of the Code) of the Company or of a Subsidiary.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any corresponding provisions of any subsequent federal securities law.

          “Fair Market Value” means (i) for purposes of setting the exercise price of a share of Common Stock subject to an Incentive Stock Option, the fair market value of the share, as determined in accordance with Sections 422(c)(1) and (7) of the Code and the Treasury Regulations promulgated thereunder; and (ii) for purposes of setting the exercise price of a share of Common Stock subject to a Nonqualified Stock Option, the fair market value of the share, as determined in accordance with Section 1.409A -1(b)(5)(iv) of the Treasury Regulations.

          “Incentive Stock Option” means any stock option granted pursuant to the provisions of Article V that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

          “Non-Employee Director” has the meaning ascribed to it in Rule 16b-3 promulgated by the SEC under the Exchange Act.

          “Nonqualified Stock Option” means any stock option granted to a Participant pursuant to Article V that is not an Incentive Stock Option.

          “Participant” means an employee, Non-Employee Director or any other individual providing services to the Company who is selected by the Compensation Committee to receive an Award.

          “Performance Award” means an Award of units of a monetary amount and/or a number of shares to a Participant pursuant to Article VII.

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          “Performance Goals” means, with respect to any Performance Award granted to a Participant, the performance standards established by the Compensation Committee which must be attained in order for the Participant to be entitled to payment in settlement of the underlying Performance Award.

          “Performance Period” means, with respect to any Performance Goal , the period of time established by the Compensation Committee by or in respect of which such Performance Goal must be attained.

          “Performance Units” means the units of a monetary amount and/or a number of shares granted under Article VII.

          “Plan” means this Lazare Kaplan International Inc. Long Term Incentive Plan, as in effect and as amended from time to time, together with any rules and regulations promulgated by the Compensation Committee with respect thereto.

           “Retirement” means, if applicable, the termination of employment or association due to retirement after such number of years of employment or association with the Company or a Subsidiary as may be established by the Compensation Committee, or under a retirement plan of the Company or a Subsidiary, in each instance with the consent of the Compensation Committee.

          “Restricted Award” means an Award of Restricted Stock to a Participant pursuant to Article VI.

          “Restricted Stock” means shares of Common Stock issued to a Participant pursuant to Article VI.

          “Restriction Period” means, with respect to any share of Restricted Stock, the period beginning on the date of grant of the relevant Restricted Award and ending when all of the restrictions set forth in the applicable Award Agreement in respect of such share have lapsed.

          “SEC” means the Securities and Exchange Commission and any successor thereto.

          “Securities Act” means the Securities Act of 1933, as amended, or any corresponding provisions of any subsequent federal securities law.

          “Securities Market” means the American Stock Exchange, Inc. or any successor thereto on which shares of the Common Stock are then listed or traded or any other exchange upon which the Common Stock is listed or any market on which the Common Stock is qualified for quotation.

          “Separation from Service” means the Participant has incurred a “separation from service” as defined by Section 1.409A -1(h) of the Treasury Regulations.

          “Stock Option” means an Incentive Stock Option and/or a Nonqualified Stock Option, as the context requires.

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          “Subsidiary” means any corporation (other than the Company), limited liability company, partnership, business trust or other entity in an unbroken chain of entities, beginning with the Company, if each of such entity, other than the last entity in the unbroken chain, owns fifty (50%) percent or more of the voting securities in one of the other entities in such chain.

          “Termination Date” means, with respect to a Participant, the date on which such Participant’s status as an Employee or Associate terminates for any reason.

           “Treasury Regulations” means the official Treasury Department interpretation of the Code found in Title 26 of the Code of Federal Regulations.

          “Unrestricted Stock” means shares of Restricted Stock issued to a Participant with respect to which the applicable Restriction Period has ended.

          Section 1.2 Rules of Construction. Unless the context otherwise requires, (i) a term shall have the meaning assigned to it in Section 1.1; (ii) an accounting term not otherwise defined shall have the meaning assigned to it in accordance with generally accepted accounting principles, as set forth in opinions of the accounting principles board of the American Institute of Certified Public Accountants and in the Financial Accounting Standards Board Statements that are then applicable and, where not inconsistent with such opinions and statements, as set forth in other American Institute of Certified Public Accountants publications and guidelines or which otherwise arise by custom for a particular industry; (iii) “or” shall not be exclusive; (iv) words in the singular shall include the plural, and vice versa; (v) words in the masculine gender shall include the feminine and neuter, and vice versa; (vi) any reference to “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation;” (vii) any reference to “herein,” “hereby,” or “hereunder,” or any similar formulation, shall be deemed to refer to this Agreement as a whole, including the materials annexed hereto as exhibits; (viii) any reference to an “Article” or “Section,” if not otherwise modified, shall be a reference to an Article or Section of this Plan; and (ix) beneficial ownership shall be determined in accordance with SEC Regulation §240.13d -3 or any successor regulation thereto.

ARTICLE II

ADMINISTRATION

          Section 2.1 Compensation Committee. This Plan shall be administered by a committee established by the Board exclusively for such purpose, which committee shall at all times be comprised of not less than one (1) member, each of whom shall be appointed by the Board and shall be (i) a Non-Employee Director, (ii) an “outside director” (within the meaning of Section 162(m) of the Code), and (iii) independent under the rules of the Securities Market on which the Common Stock is listed; provided, however, that the failure of a member of the Compensation Committee to satisfy any of the foregoing requirements shall not invalidate any otherwise valid Award. A member of the Compensation Committee may be removed at any time, with or without cause, by the Board, which shall have the power to fill the resulting vacancy.

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The Board shall have the right, any time and from time to time, to increase or decrease the number of members comprising the Compensation Committee. A majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business. Any act or acts approved in writing by all of the members of the Compensation Committee then serving shall be the act or acts of the Compensation Committee (as if taken by unanimous vote at a meeting of the Compensation Committee duly called and held).

          Section 2.2 Plan Administration and Plan Rules. The Compensation Committee is authorized to construe and interpret this Plan and to promulgate, amend and rescind rules, policies and regulations relating to the implementation, administration and maintenance of this Plan; provided, however, that this Plan shall be administered and interpreted in a manner so as to comply with Section 409A of the Code and the Treasury Regulations promulgated thereunder. In addition to such powers as may be delegated to it by the Board, the Compensation Committee shall have the power to (i) interpret this Plan, (ii) establish such rules (not inconsistent with the terms of this Plan) as it may deem necessary for the administration of this Plan, (iii) make such determinations as are necessary for the administration of this Plan, and (iv) employ agents, attorneys, actuaries, auditors, and accountants to furnish services in connection with this Plan. The Compensation Committee shall have authority to delegate responsibility for performance of ministerial functions necessary for administration of this Plan to such persons as it shall, in its sole discretion, deem appropriate. The Compensation Committee’s determinations under this Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Compensation Committee in connection with the construction, interpretation, administration, implementation or maintenance of this Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participant(s). The Company shall effect the granting of Awards under this Plan, in accordance with the determinations made by the Compensation Committee, by execution of written agreements and/or other instruments in such form as is approved by the Compensation Committee.

          Section 2.3 Compliance with Section 409A of the Code. Notwithstanding anything to the contrary herein or in any Award Agreement, (i) this Plan may be amended from time to time in such manner as the Compensation Committee may determine to be necessary or appropriate in order to prevent this Plan or any Award from failing to meet the requirements of Section 409A(a)(2), (3) or (4) of the Code or failing to operate in accordance with such requirements; and (ii) if any provision of any Award Agreement would otherwise result in any such failure, then such provision shall be null and void ab initio and the Compensation Committee, in its discretion, may, in accordance with the advice of its counsel, amend such Award Agreement in a manner designed to have the least economic effect on the Participant to which the related Award was granted so as to prevent such failure.

          Section 2.4 Liability Limitation. Neither the Board nor the Compensation Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award Agreement), and the members of the Board and the Compensation Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting there from to the fullest extent permitted

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by the Articles of Incorporation and/or Bylaws of the Company as then in effect and to the fullest extent under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

Section 2.5 Compliance with Section 16 of the Exchange Act. It is the intent of the Company that this Plan and any Awards granted hereunder be interpreted in a manner so that this Plan and any Awards granted hereunder to Participants satisfy the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, so that each Participant, to the maximum extent practicable and to the extent relevant, will be entitled to the benefits of Rule 16b-3 or other exemptions provided pursuant to the rules adopted under Section 16 of the Exchange Act, and will not be subjected to the “short-swing” liability provisions of Section 16 of the Exchange Act. If any provision of this Plan or of any Award granted hereunder would otherwise frustrate or conflict with the intent expressed in this Section 2.5, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to such persons.

ARTICLE III

TERM OF PLAN; COMMON STOCK SUBJECT TO PLAN

          Section 3.1 Term. Unless terminated earlier pursuant to Section 9.1, this Plan shall terminate on August 25, 2018, except with respect to Awards then outstanding. After such date no further Awards shall be granted under this Plan.

          Section 3.2 Common Stock Subject to Plan. The maximum number of shares of the authorized and unissued shares of Common Stock authorized for issuance under this Plan shall be (and the number of shares that Board shall reserve for Awards under this Plan shall be) Seven Hundred Fifty Thousand (750,000). In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of this Plan. Common Stock which may be issued under this Plan shall be authorized and unissued shares. No fractional shares of Common Stock shall be issued under this Plan.

          Section 3.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards, there shall be counted against the limitations set forth in Section 3.2 (i) the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Article V, (ii) the number of shares of Common Stock issued or subject to potential issuance under Awards of Restricted Stock pursuant to Article VI, and (iii) the maximum number of shares of Common Stock potentially issuable under Performance Awards pursuant to Article VII, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock,

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the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under this Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; provided, however, that shares of Common Stock issued or subject to potential issuance to a Participant under forfeited Awards shall not again be available for Awards under this Plan if the Participant received, directly or indirectly, any of the benefits of ownership of such shares.

          Section 3.4 Award Agreements. Each Participant receiving an Award shall enter into an Award Agreement with the Company in a form specified by the Compensation Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein.

          Section 3.5 Lock-Up Agreement. Each Participant agrees that, during the period of duration (not to exceed 365 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, in connection with any public offering of Common Stock under the Securities Act, the Participant shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Shares held by the Participant or any permitted transferee at any time during such period; provided, however, that each officer and director of the Company enters into a similar agreement (a “Lock-Up Agreement”) for at least the same period. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period and the Participant agrees, if requested by the Company, to enter into a written agreement in form substantially similar to the Lock-Up Agreement.

ARTICLE IV

ELIGIBILITY

          Employees eligible for Awards under this Plan shall consist of key employees who are officers or managers of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries and whose performance or contribution, in the sole discretion of the Compensation Committee, benefits or will benefit the Company in a significant manner. Non-employees (i.e., those with third party relationships such as Non-Employee Directors or service providers to the Company) shall be eligible Participants for Awards of Nonqualified Stock Options, Restricted Stock and/or Performance Units at the sole discretion of the Compensation Committee.

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ARTICLE V

STOCK OPTIONS

          Section 5.1 Terms and Conditions. Stock Options awarded under this Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options. Such Stock Options shall be subject to the terms and conditions set forth in this Article V and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Compensation Committee shall set forth in each Award Agreement, including, without limitation, any provisions relating to or in connection with a Change in Control.

          Section 5.2 Grants. Stock Options may be granted under this Plan in such form as the Compensation Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns more than ten (10%) percent of the combined total voting power of the Company or any Subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied. No Stock Options shall contain any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the Option under Section 1.83 -7 of the Treasury Regulations or the time the shares of Common Stock acquired pursuant to the exercise of the Stock Option first become substantially vested (as defined in Section 1.83 -3(b) of the Treasury Regulations).

          Section 5.3 Exercise Price. The exercise price of a share of Common Stock subject to a Stock Option shall be determined by the Compensation Committee at the time of Award; provided, however, that the exercise price of a share of Common Stock subject to any Stock Option shall not be less than its Fair Market Value on the date of the grant, unless the Compensation Committee, after consultation with the Company’s legal and tax advisors, determines otherwise. For any Participant who owns ten (10%) percent or more of the combined total voting power of the Company, the exercise price of a share of Common Stock subject to an Incentive Stock Option shall not be less than one hundred ten (110%) percent of its Fair Market Value on the date of the grant.

          Section 5.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Compensation Committee at the time of grant; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years from the date of grant (five [5] years in the case of an Option granted to a Participant who owns ten [10%] percent or more of the combined total voting power of the Company).

          Section 5.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporate Secretary of the Company, or such other officer of the Company as the Compensation Committee shall designate, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the applicable Award Agreement and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (i) a promissory note secured by a pledge of the underlying shares, or (ii) shares of Common Stock already owned by

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the Participant or to be received upon exercise of the Stock Option. The Compensation Committee may, in the applicable Award Agreement, also permit a Participant (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, and use the proceeds from such sale as payment of the exercise price of such Stock Options. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

          Section 5.6 Date of Exercise. Vesting dates of Stock Options awarded to a Participant will be specified in the applicable Award Agreement at the discretion of the Compensation Committee. Stock Options that meet the vesting requirements may be exercised in whole or in part at any time and from time to time during their specified terms.

          Section 5.7 Exercise Upon Termination. If a Participant’s employment or association with the Company or a Subsidiary terminates for any reason other than for cause, Stock Options granted to such Participant that are exercisable on his Termination Date shall remain exercisable (i) until the expiration of three (3) months (or such other time as shall be determined by the Compensation Committee in its sole discretion) from such Termination Date, if such termination occurs for a reason other than the Participant’s death, Disability or Retirement, or (ii) the expiration of twelve (12) months (or such other time as shall be determined by the Compensation Committee in its sole discretion) from such Termination Date, if such termination occurs on account of the Participant’s death, Disability or Retirement. No Stock Option shall be exercisable by a Participant after termination of employment or association for cause. This Section 5.7 shall not apply to a Participant who continues to be an Employee or Associate of the Company or any affiliate. Notwithstanding anything to the contrary contained in this Section 5.7, no Stock Option shall be exercisable in whole or in part after the expiration date of the Stock Option or more than ten years after the date of grant of such Stock Option.

ARTICLE VI

RESTRICTED AWARDS

          Section 6.1 Terms and Conditions. Restricted Stock awarded under this Plan shall be subject to the terms and conditions set forth in this Article VI and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Compensation Committee shall set forth in each Award Agreement, including, without limitation, any provisions relating to or in connection with a Change in Control.

          Section 6.2 Restricted Awards. A Restricted Award is an Award of shares of Common Stock issued to the applicable Participant and registered with the Company’s designated stock transfer agent in the name of the applicable Participant, subject to such restrictions, terms and conditions as the Compensation Committee deems appropriate and the requirement that the Participant deposit the certificate or certificates evidencing such shares with the Company while such shares are subject to such restrictions and that such shares be forfeitable for the reasons set forth in the applicable Award Agreement.

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          Section 6.3 Grants of Awards.

          Section 6.3.1 Restricted Awards Granted in Conjunction with Other Awards. Restricted Awards may be granted alone or in addition to any other Awards. Subject to the terms of this Plan, the Compensation Committee shall determine the number of Restricted Awards to be granted to a Participant and may impose different terms and conditions on any particular Restricted Award made to any Participant.

               Section 6.3.2 Restrictive Legends. Each certificate evidencing the shares issued under a Restricted Award shall bear the following legend: “The shares evidenced hereby are subject to the terms and restrictions of the Lazare Kaplan International Inc. Long Term Incentive Plan; are subject to forfeiture or cancellation under the terms of such Plan; and shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of such Plan, a copy of which Plan is available from Lazare Kaplan International Inc. upon request.”

               Section 6.4 Restriction Period. Each Restricted Award shall be conditioned on the Participant remaining an employee of the Company, as a member of the Board or otherwise providing services to the Company, as applicable, at all times from the date of grant until the second anniversary thereof unless the applicable Award Agreement specifically provides otherwise. The Compensation Committee shall not grant a Restricted Award that is conditioned on the Participant remaining an employee of the Company, as a member of the Board, or as a service provider as applicable, for less than a one- (1-) year period beginning with the date of grant.

          Section 6.5 Payment of Awards. Upon expiration of the Restriction Period in respect of one or more shares of Restricted Stock, a certificate evidencing such shares (bearing no legend) shall be delivered to the relevant Participant on the thirtieth day following the close of such Restriction Period.

          Section 6.6 Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Award, all of the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Stock dividends issued with respect to such Restricted Stock shall be treated as received under such Restricted Award and shall be subject to the same restrictions, terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.

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ARTICLE VII

PERFORMANCE AWARDS

          Section 7.1 Terms and Conditions. Performance Awards shall be subject to the terms and conditions set forth in this Article VII and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Compensation Committee shall set forth in each Award Agreement, including, without limitation, any provisions relating to or in connection with a Change in Control.

          Section 7.2 Performance Awards. A Performance Award is an award of units (with each unit representing such monetary amount and/or number of shares of Common Stock as shall be designated by the Compensation Committee in the applicable Award Agreement) granted to a Participant, subject to such terms and conditions as the Compensation Committee deems appropriate.

          Section 7.3 Performance Awards Granted in Conjunction with Other Awards. Performance Awards may be granted alone or in addition to any other Awards. Subject to the terms of this Plan, the Compensation Committee shall determine the number of Performance Units (and the nature and amount of the property represented thereby) to be granted to a Participant and may impose different terms and conditions on any particular Performance Award made to any Participant.

          Section 7.4 Performance Goals.

               Section 7.4.1 Performance Goals Criteria. The Compensation Committee may determine that a Performance Award shall be granted, vested, exercised and/or settled upon achievement of such Performance Goals as it shall determine in its sole discretion. The Performance Goals upon which a Performance Award is conditioned shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7.4 and set forth in each Participant’s Award Agreement. Performance Goals underlying different Performance Awards may differ, regardless of whether such Performance Awards are granted to the same Participant or to different Participants.

               Section 7.4.2 Performance Goals Requirements. Each Performance Goal shall meet the requirements of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder. Notwithstanding the foregoing, the provisions of the preceding sentence shall not apply to a Performance Award granted to a Participant if, in the reasonable discretion of the Compensation Committee, the payment of such Award is unlikely to cause the amount of that Participant’s “applicable employee remuneration” (as defined in Section 162(m)(4) of the Code) for the taxable year of payment to exceed One Million Dollars ($1,000,000.00) (determined as if the payment of such Award did not qualify as remuneration described in Section 162(m)(4)(C) of the Code).

               Section 7.4.3 Settlement of Performance Awards; Other Terms. A Performance Award may be settled by the payment of cash, the issuance of Common Stock, or by the granting of a Restricted Stock Award or Stock Option Award, as determined by the Compensation Committee. The Compensation Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with a Performance Award, but may not exercise

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discretion to increase any such amount payable to the Participant in respect of a Performance Award. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

               Section 7.4.4 Maximum Annual Amount Payable. The maximum amount payable to a Participant on account of achieving Performance Goals measured over Performance Periods ending within such year shall not exceed One Million Dollars ($1,000,000). For the purposes of calculating the value of any noncash settlement of a Performance Award, (i) shares of Common Stock shall be valued at their fair market value on the date on which the related Performance Award was granted, (ii) shares of Restricted Stock shall be valued at their fair market value on the date on which the related Performance Award was granted (less the aggregate amount paid or payable therefor by the Participant), and (iii) a Stock Option shall be valued at its fair value on the date on which the related Stock Option was granted, in accordance with the calculation methods set forth in FAS 123R.

               Section 7.4.5 Written Determinations. Determinations by the Compensation Committee as to the establishment of Performance Goals for Performance Awards, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified Performance Goals and the amount of any final Performance Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to settlement of each such Award, that the Performance Goal relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

ARTICLE VIII

TRANSFERABILITY; CHANGES IN CAPITALIZATION; EFFECT OF CERTAIN TRANSACTIONS

          Section 8.1 Transferability of Awards. Unless otherwise authorized by the Compensation Committee as set forth in an Award Agreement, Awards shall not be transferable by a Participant except by will (subject to the restrictions set forth herein), the laws of descent and distribution, or pursuant to a transfer to a Beneficiary (subject to the restrictions set forth herein) and shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative. In no event, however, may any transfer of an Award be made for consideration. A Participant’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Participant’s creditors.

          Section 8.2 Changes in Capitalization.

          Section 8.2.1 No Corporate Action Restriction. The existence of this Plan, any Award Agreement or any Award shall not limit, affect or restrict in any way the right or power

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of the Board or the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business; (ii) any merger, share exchange or change in the ownership of the Company or any Subsidiary; (iii) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof; (iv) any dissolution or liquidation of the Company or any Subsidiary; (v) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business; or (vi) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, assignee, Beneficiary or any other person shall have any claim against any member of the Board, the Compensation Committee, the Company or any Subsidiary as a result of any such action.

               Section 8.2.2 Recapitalization Adjustments. In the event of any change affecting the capital structure of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination, exchange of shares or otherwise; the Board, shall authorize and make such adjustments to (i) the aggregate number of shares of Common Stock for which Awards may be granted; (ii) the maximum number of shares of Common Stock for which Awards may be granted to any Participant in any year; and (iii) the number of shares of the Common Stock covered by any outstanding Award and the exercise price or other price payable for a share of Common Stock underlying any outstanding Award, in each case as it deems necessary or desirable to reflect such change; provided each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and shall not render any outstanding Stock Option a Nonqualified Stock Option.

          Section 8.3 Effect of Certain Transactions. (a) In the event of (i) a merger or consolidation or (ii) the sale or disposition of all or substantially all of the Company’s assets, the Company shall have the authority to make provision in connection with such transaction (x) for the assumption of Awards theretofore granted under the Plan, or the substitution for such Awards of new options or awards of the successor corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder, or (y) for the surrender of outstanding Stock Options or other Awards and the payments of cash in consideration therefor at their Fair Market Value.

          (b) Except as otherwise determined by the Compensation Committee at the time of grant of an Award, upon a Change in Control, all outstanding Stock Options shall become vested and exercisable; all restrictions on Restricted Stock shall lapse; all Performance Goals shall be deemed achieved at target levels; all other terms and conditions shall be deemed to be met; and all Performance Awards shall be delivered. The Compensation Committee may, in its sole discretion, provide or agree to provide for payments in consideration for the exercise of, surrender or repurchase of a Stock Option or other Award at such times and in such amounts determined by the Compensation Committee in its sole discretion, which amounts, in the case of a Change of Control, may be based upon the highest price per share paid in the transaction even if greater than the Fair Market Value at the time of exercise, surrender or repurchase. Any such determination by the Compensation Committee may be set forth in the applicable Award Agreement. With respect to Stock Options or other Awards intended to qualify as performance based compensation under Section 162(m) of the Code, the Compensation Committee shall set

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forth in the applicable Award Agreement any terms as to acceleration of the ability to exercise or vesting of the Stock Option or other Award (including, but not limited to, acceleration upon the occurrence of a Change of Control).

ARTICLE IX

AMENDMENTS

          Section 9.1 In General. The Board may suspend or terminate this Plan (or any portion thereof) at any time and may amend this Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however , that no such amendment shall, without majority (or such greater percentage if required by law, charter, by-law or other regulation or rule) shareholder approval to the extent required by law or the rules of any Securities Market, (i) except as provided in Section 8.2.2 materially increase the number of shares of Common Stock which may be issued under this Plan; (ii) materially modify the requirements as to eligibility for participation in this Plan; (iii) materially increase the benefits accruing to Participants under this Plan; or (iv) extend the termination date of this Plan. No such amendment, suspension or termination shall (i) materially adversely affect the rights of any Participant under any outstanding Award, without the consent of such Participant, or (ii) make any change that would disqualify this Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by SEC Rule16b-3, or any successor thereto, or (B) the benefits provided under Section 422 of the Code or any successor thereto; provided, however, that no amendment, suspension, or termination shall be effected if it would violate Section 409A of the Code, to the extent such Section applies to the portion(s) of this Plan being amended, suspended and/or terminated.

          Section 9.2 Award Agreements. The Compensation Committee may amend or modify at any time and from time to time any outstanding Award and Award Agreement, in any manner to the extent that the Compensation Committee would have had the authority under this Plan to initially determine the restrictions, terms and provisions of such Award, including, without limitation, to change the date or dates as of which Stock Options may be exercised. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award and Award Agreement without the consent of such Participant; provided, however, that no amendment or modification shall be effected if it would violate Section 409A of the Code, to the extent that such provision applies to the portion(s) of the Award and Award Agreement being amended or modified.

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ARTICLE X

MISCELLANEOUS

          Section 10.1 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under this Plan, including, without limitation, the exercise of any Award, or the delivery or vesting of any shares of Common Stock, Restricted Stock, any federal, state, local or other taxes of any kind which the Compensation Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Compensation Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Compensation Committee. The Compensation Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

          Section 10.2 No Right to Employment. Neither the adoption of this Plan, the granting of any Award, nor the execution of any Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

          Section 10.3 Use of Proceeds. The proceeds received by the Company from the sale of shares pursuant to this Plan shall be used for general corporate purposes.

          Section 10.4 Rights as a Shareholder. A Participant shall have no rights with respect to any shares until the Participant shall have become a holder of record of such shares, and the Participant shall not be entitled to any dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which the Participant shall have become the holder of record therefor, except as otherwise provided in Sections 6.6 and 8.2.

          Section 10.5 Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards. Any liability of the Company to any person with respect to any Award or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of this Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in this Plan or any Award Agreement shall be construed as creating in respect of any Participant (or Beneficiary thereof, any assignee or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any Beneficiary, any assignee or any other person.

          Section 10.6 Payments to a Trust. The Compensation Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which

17

the Compensation Committee may make payments of amounts due or to become due to any Participants under this Plan so long as the establishment of the trust agreement(s) is consistent with Section 409A of the Code.

          Section 10.7 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of this Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

          Section 10.8 Listing, Registration and Other Legal Compliance. No Award shall be made and no shares of the Common Stock shall be issued under this Plan, and no assignment of a Non-Qualified Stock Option to an assignee shall be made, unless legal counsel for the Company shall be satisfied that such issuance or assignment will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Compensation Committee may require, as a condition of any payment of any Award, share issuance or assignment of Non-Qualified Stock Options, that certain agreements, undertakings, representations, certificates, and/or information, as the Compensation Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Stock and/or Common Stock delivered under this Plan may be subject to such stock transfer orders and such other restrictions as the Compensation Committee may deem advisable under the rules, regulations, or other requirements of the SEC, and the Securities Market and any applicable federal or state securities law. The Compensation Committee may cause a legend or legends to be put on any such share certificates to make appropriate reference to such restrictions. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination, (b) the issuance or other distribution of Restricted Stock and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary, any Participant (or any designated beneficiary or other legal representative) or any assignee to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. If at any time and from time to time the Compensation Committee determines, in its sole discretion, that the listing, registration or qualification of any Award, or any Common Stock or property covered by or subject to such Award, upon the Securities Market or under any foreign, federal, state or local securities or other law, rule or regulation is necessary or desirable as a condition to or in connection with the granting of such Award or the issuance or delivery of Restricted Stock

18

and/or Common Stock or other property under such Award or otherwise, no such Award may be exercised or settled, or paid in Restricted Stock, Common Stock or other property, unless such listing, registration or qualification shall have been effected free of any conditions that are not acceptable to the Compensation Committee.

          Section 10.9 Designation of Beneficiary. Each Participant to whom an Award has been made may designate a Beneficiary or Beneficiaries to receive any payment which under the terms of this Plan and the applicable Award Agreement may become payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Compensation Committee and shall not be effective until received by the Company. If no Beneficiary has been named by a deceased Participant, or if the designated Beneficiaries have predeceased the Participant, the Beneficiary shall be the Participant’s estate. If the Participant designates more than one Beneficiary, any payments under this Plan to such Beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

          Section 10.10 Leaves of Absence/Transfers. The Compensation Committee shall have the power to promulgate rules, policies and regulations and to make determinations, as it deems appropriate, under this Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Compensation Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary; provided, however, that to the extent Section 409A of the Code applies to any portion(s) of this Plan, the determination of whether a leave of absence constitutes a Separation from Service for purposes of those portion(s) shall be made in accordance with such provision, and a leave of absence of longer than six months shall be considered a Separation from Service for those portion(s) of this Plan subject to Section 409A of the Code unless the Participant has a contractual or statutory right to return to work at the end of such longer leave of absence. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

          Section 10.11 Notices. Except as otherwise provided herein, any notice that the Company or a Participant may be required or permitted to give to the other shall be in writing and shall be deemed duly given when delivered personally or by nationally recognized overnight delivery service or deposited in the United States mail, first class postage prepaid, and properly addressed to the Company’s Corporate Secretary at the following address:

Lazare Kaplan International Inc.
19 West 44th Street, 16th Floor
New York, NY 10036
Attention: Corporate Secretary

Any notice sent by mail or by nationally recognized overnight delivery service by the Company to a Participant shall be sent to the most current address of the Participant as reflected on the

19

records of the Company as of the time such notice is given. In the case of a deceased Participant, any notice shall be given to the Participant’s personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative’s status as such and has informed the Company of the address of such representative by notice pursuant to this Section 10.11.

               Section 10.12 Governing Law. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

               Section 10.13 Headings. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of this Plan.

               Section 10.14 Effective Date. This Plan became effective as of August 25, 2008, subject to its approval by the holders of a majority of the Company’s outstanding Common Stock at the Company’s 2008 Annual Meeting of Shareholders.

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LAZARE KAPLAN INTERNATIONAL INC.

YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN	NOTICE OF
TO ATTEND THE MEETING, PLEASE DATE, MARK AND SIGN	ANNUAL MEETING
THE ENCLOSED PROXY CARD AND RETURN IT IN THE	OF STOCKHOLDERS
ENVELOPE PROVIDED	AND
PROXY STATEMENT

21

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

	FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
(1) ELECTION OF DIRECTORS
01 Maurice Tempelsman, 02 Leon Tempelsman, 03 Lucien Burstein, 04 Richard A. Berenson, 05 Robert A. Del Genio

	☐	☐
(INSTRUCTION: To withhold authority to vote for individual nominee, strike a line right through that nominee’s name in the space provided above)

	FOR	AGAINST	ABSTAIN
(2) Proposal to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2009.	☐	☐	☐

(3) Proposal to adopt the Lazare Kaplan International Inc. 2008 Long Term Incentive Plan.	☐	☐	☐

(4) In their discretion, upon such other matters as properly may come before the Annual Meeting.

Any of such attorneys and proxies, or their substitutes (or if only one, that one) at said Annual Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

Receipt is acknowledged of the Notice of Annual Meeting of shareholders, the Proxy Statement accompanying said Notice and the Annual Report to Stockholders for the fiscal year ended May 31, 2008.

Each of the foregoing matters has been proposed by the Company and is not conditioned on the approval of any other matter.

IN WITNESS WHEREOF, the undersigned has signed this proxy.

Date:	. 2008

Stockholder(s) Signature

Stockholder(s) Signature

Signature(s) of stockholder should correspond exactly with the name(s) shown hereon. If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.

▲FOLD AND DETACH HERE ▲

LAZARE KAPLAN INTERNATIONAL INC.

YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, MARK AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/lki Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLink™ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will promp you through enrollment.

LAZARE KAPLAN INTERNATIONAL INC. Proxy - Annual Meeting of Shareholders - November 6, 2008 (Solicited on Behalf of the Board of Directors)

The undersigned stockholder of Lazare Kaplan International Inc. hereby constitutes and appoints Leon Tempelsman, Lucien Burstein and William H. Moryto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to represent and to vote on behalf of the undersigned all of the shares of the Company’s Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sofitel Hotel, 45 West 44th Street, Second Floor, Trocadero Room, New York, NY on November 6, 2008, at 10 a.m. and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Annual Meeting.

NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed postpaid envelope to Mellon Investor Services, Proxy Processing, P.O. Box 1680, Manchester, CT 06045-9986.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND EACH OF THE ABOVE PROPOSALS AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

ANNUAL MEETING OF STOCKHOLDERS

LAZARE KAPLAN INTERNATIONAL INC.

THURSDAY, NOVEMBER 6, 2008
10:00 A.M.
SOFITEL HOTEL
45 WEST 44th STREET
SECOND FLOOR, TROCADERO ROOM
NEW YORK, NY 10036

AGENDA:
•	ELECTION OF DIRECTORS

•	RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

•	PROPOSAL TO ADOPT THE LAZARE KAPLAN INTERNATIONAL INC. 2008 LONG TERM INCENTIVE PLAN

•	OTHER BUSINESS

You can now access your Lazare Kaplan International Inc. account online.

Access your Lazare Kaplan International Inc. stockholder account online via Investor ServiceDirect ®, (ISD).

Mellon Investor Services LLC, Transfer Agent for Lazare Kaplan International Inc., now makes it easy and convenient to get current information on your stockholder account.

•	View account status	•	Make address changes
•	View certificate history	•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time